UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐       Preliminary Proxy Statement

☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐       Definitive Proxy Statement

☒       Definitive Additional Materials

☐       Soliciting Material under §240.14a-12

CANOPY GROWTH CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒       No fee required

☐       Fee paid previously with preliminary materials.

☐       Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SEC BC Registered Non Vote Template

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Your **Vote** Counts!

Canopy Growth Corporation

2024 Annual General Meeting
Vote by September 20, 2024
1:00 PM EDT



You invested in Canopy Growth Corporation and it's time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on Tuesday, September 24, 2024.**

Get informed before you vote

View the Notice and Proxy Statement online OR you can receive a free paper or email copy of voting material(s) by requesting prior to September 10, 2024. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-877-907-7643 or (3) send an email to proxy.request@broadridge.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # **1234 5678 9102 3456**

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

Tuesday, September 24, 2024
1:00 pm EDT

www.virtualshareholdermeeting.com/WEED2024

*Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com Control # 1234 5678 9012 3456 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. SHARE CLASSES REPRESENTED FOR VOTING CANOPY GROWTH CORPORATION - COMMON 123456789.1234 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1.00000 322,224 148,294 E You are receiving this communication to advise you that the company is using notice-and-access to deliver proxy materials to its shareholders for the above noted meeting instead of sending you paper copies of the proxy materials. In addition to the options to vote on the reverse side, you can vote by mail by requesting a paper copy of the voting materials using the instructions on the reverse side, which will include a voting instruction form. The proxy statement and other relevant proxy materials are available at: www.canopygrowth.com/investors/investor-events/Annual-General-Meeting-2024 and under Canopy Growth Corporation’s SEDAR+ profile at www.sedarplus.ca. PLEASE VIEW THE PROXY STATEMENT AND OTHER RELEVANT PROXY MATERIALS PRIOR TO VOTING. Shareholders with questions about notice-and-access can contact Broadridge by calling 1-844-916-0609. Voting Items Election of Directors Nominees: 1A. Election of Director: David Klein 1B. Election of Director: Willy Kruh 1C. Election of Director: David Lazzarato 1D. Election of Director: Luc Mongeau 1E. Election of Director: Theresa Yanofsky Vote Recommendation For For For For For For 03. To adopt, on an advisory (non-binding) basis, a resolution approving the compensation of the Company’s named executive officers, as described in the proxy statement. For 02. To re-appoint PKF O’Connor Davies LLP, as the auditor and independent registered public accounting firm of Canopy Growth Corporation (the “Company”) for the fiscal year ending March 31, 2025 and to authorize the Board or any responsible committee thereof to fix their remuneration.